Deferred tax credits	12 Months Ended
Dec. 31, 2022
Deferred Tax Credits
Deferred tax credits

Note 15.      Deferred tax credits

Deferred tax credits consisted of the following:

	As at December 31,	As at December 31,
USD'000	2022	2021
Deferred research & development tax credits	692	847
Deferred other tax credits	2	1
Total deferred tax credits	694	848

WISeKey Semiconductors SAS is eligible for research tax credits provided by the French government (see Note 4 Summary of significant accounting policies). As at December 31, 2022 and 2021, the receivable balances in respect of these research tax credits owed to the Group were respectively USD 692,314 and USD 846,808. The credit is deductible from the entity’s income tax charge for the year or payable in cash the following year, whichever event occurs first.